Exhibit (q)

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, VEGASHARES ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-287738 and 811-24094) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP B. SINENENG, BIBB STRENCH, and MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-287738 and 811-24094), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 27th day of October 2025.

/s/ Grace Liggett
Grace Liggett
Trustee

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

On the 27th day of October in the year of 2025, before me, the undersigned notary public, personally appeared Grace Liggett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 27th day of October 2025.

Notary Signature:	/s/ Sarai Marie F Vazquez

Notary Seal

Sarai Marie F Vazquez

Notary Public – State of New York

No. 01VA6178036

Qualified in New York County

My Commission Expires Nov 19, 2027

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, VEGASHARES ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-287738 and 811-24094) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP B. SINENENG, BIBB STRENCH, and MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-287738 and 811-24094), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 20th day of October 2025.

/s/Catharine Frick
Catharine Frick
Trustee

ACKNOWLEDGEMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF TEXAS	)
	)	ss:
COUNTY OF WILLIAMSON	)

On October 20, 2025, before me, Christopher Kaositadima Isibor, Notary Public, personally appeared Catharine Frick, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/ Christopher Kaositadima Isibor

(Seal)

Notary Public State of Texas

Christopher Kaositadima Isibor

ID NUMBER 132363262

COMMISSION EXPIRES

February 18, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, VEGASHARES ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-287738 and 811-24094) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP B. SINENENG, BIBB STRENCH, and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-287738 and 811-24094), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 24th day of October 2025.

/s/ William Shieh
William Shieh
Trustee

STATE OF COLORADO	)
	)	ss:
COUNTY OF BOULDER	)

This instrument was acknowledged before me this 24th day of October 2025, by Jordan Florentz Notary Public.

Given under my hand and seal of office this 24th day of October 2025.

Notary Signature:	/s/ Jordan Florentz

Jordan Florentz

Notary Public

NOTARY ID 20234006315

MY COMMISSION EXPIRES FEBRUARY 15, 2027

LIMITED POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

WHEREAS, VEGASHARES ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement (File Nos. 333-287738 and 811-24094) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is President, Principal Executive Officer, and Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, ANDREW J. DAVALLA, PHILIP B. SINENENG, BIBB STRENCH, and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement (File Nos. 333-287738 and 811-24094), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed this 17th day of October 2025.

/s/ Adam Todd Stempel
Adam Stempel
President, Principal Executive Officer, and Secretary

STATE OF TEXAS	)
	)	ss:
COUNTY OF COLLIN	)

On the 17th day of October in the year of 2025, before me, the undersigned notary public, personally appeared Adam Stempel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

Given under my hand and seal of office this 17th day of October 2025.

Notary Signature:	/s/ T Rogers

Notary Seal

Notary Public State of Texas

T Rogers
ID NUMBER 125127245

COMMISSION EXPIRES

November 24, 2028